Exhibit 10.36(3)

PULSE ELECTRONICS CORPORATION
PULSE ELECTRONICS (SINGAPORE) PTE LTD
12220 World Trade Drive
San Diego, CA 92128

Cantor Fitzgerald Securities
110 East 59th Street
New York, NY 10022
Attn: John W. Stelwagon, CFA

OCM PE Holdings, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attention: Kenneth Liang

February 21, 2014

Re: Third Letter Agreement relating to certain amendments and waivers ("Third Letter Agreement")

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of February 28, 2008 (as amended and restated as of February 19, 2009, as further amended and restated as of August 5, 2011, as further amended and restated as of March 9, 2012, as further amended and restated as of November 7, 2012, and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Pulse Electronics Corporation (the "Company"), Pulse Electronics (Singapore) Pte Ltd (the "Singapore Borrower"), the lenders party thereto and Cantor Fitzgerald Securities, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as amended by this Third Letter Agreement).

1.            Amendments. Please confirm your agreement to effectuate the following amendments to the Credit Agreement, effective as of the Effective Date (as defined below):

1.1            Definitions.

1.1.1           The definition of “Excluded Taxes” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Excluded Taxes” means, with respect to the Agent or any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction referred to in the preceding clause (a), (c) except as provided in the following sentence, in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 10.13), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the applicable Borrower with respect to such withholding tax pursuant to Section 3.01(a), and (d) any U.S. federal withholding Taxes imposed under FATCA. Notwithstanding anything to the contrary contained in this definition, solely for periods through and including the Special Provision Effective Date but subject to the next sentence, “Excluded Taxes” shall not include any non-U.S. withholding or similar Taxes imposed at any time on or with respect to amounts payable (including any “paid-in-kind” interest) to any Lender hereunder or under any other Loan Document, provided that such Lender shall have complied with the second-to-last paragraph of Section 3.01(e). For periods after (but not including) the Special Provision Effective Date, the previous sentence shall not apply unless, as a result of (i) a change in law or circumstances or (ii) an audit by a taxing authority (any such event described in clauses (i) or (ii), a “Special Tax Event”), in each case following the Special Provision Effective Date, non-U.S. withholding or similar Taxes are imposed on or with respect to amounts paid or payable (including any “paid-in-kind” interest) to the Required Lenders hereunder or under any other Loan Document and such Required Lenders (or the Administrative Agent on their behalf) so notify the Borrower.”

1.1.2           The definition of “Fund” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Fund” means any Person (other than a natural person) that (a) is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business or (b) holds (or will hold) investments assets, including debt securities and bank and other commercial loans and similar extensions of credit.”

1.1.3           The definition of “Indemnified Taxes” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Indemnified Taxes” means Taxes other than Excluded Taxes. For the avoidance of doubt, if a Lender has complied with the second-to-last paragraph of Section 3.01(e), Indemnified Taxes shall, solely for periods through and including the Special Provision Effective Date but subject to the next sentence, include any non-U.S. withholding or similar Taxes imposed at any time on or with respect to amounts payable (including any “paid-in-kind” interest) to any Lender hereunder or under any other Loan Document. For periods after (but not including) the Special Provision Effective Date, the previous sentence shall not apply unless, as a result of a Special Tax Event following the Special Provision Effective Date, non-U.S. withholding or similar Taxes are imposed on or with respect to amounts paid or payable (including any “paid-in-kind” interest) to the Required Lenders hereunder or under any other Loan Document and such Required Lenders (or the Administrative Agent on their behalf) so notify the Borrower.”

1.1.4           Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new definitions in their proper alphabetical order:

““2014 Amendment Effective Date” shall refer to such date that constitutes the “Effective Date” set forth in that certain Third Letter Agreement relating to certain amendments of and waivers under this Agreement, dated as of February 21, 2014 (the “Third Letter Agreement”), among the Company, Singapore Borrower, the Lenders party thereto and the Administrative Agent.”

““2014 Post-Closing Fee” shall have the meaning specified in Section 6.19.”

““Additional Cash Rate” means the greater of (i) 3.1% and (ii) such higher rate as the Required Lenders determine and so notify the Borrower in writing (or direct the Administrative Agent to do so) from time to time; provided, that in no event shall the Additional Cash Rate exceed an amount equal to the then-applicable Singapore withholding tax rate with respect to interest payments made by Singaporean borrowers to non-Singaporean lenders under local applicable Singapore tax law (and assuming the absence of any tax treaty). If a Special Tax Event occurs and the Required Lenders notify the borrower (or the Administrative Agent does so on their behalf) the Additional Cash Rate shall be permitted to be reduced as the Required Lenders direct.”

““FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.”

““Funds Schedule” refers to such spreadsheet (delivered by the Company to the Lenders party to this Agreement prior to the 2014 Amendment Effective Date) of amounts and payments owed by the Company and the Singapore Borrower hereunder and under any other Loan Document on account of (i) the Lenders’ Agreed Costs and (ii) out-of-pocket costs and expenses (including legal and other professional fees) and other amounts incurred by such Lenders party to the Third Letter Agreement and/or the Administrative Agent in connection with the Credit Agreement, any other Loan Documents, and any amendments of any of the foregoing.”

““Lenders’ Agreed Costs” refers to any and all reasonable fees and out-of-pocket costs and expenses (including legal, consulting and other professional fees) owing by the Company and/or the Singapore Borrower to the Lenders party to the Third Letter Agreement in connection with certain debt restructuring costs in such amount separately agreed between the Company, the Singapore Borrower and such Lenders.”

““Note Exchange Effective Date” shall refer to the date on which the note exchange transactions described in Section 2.01(b)(ii) with each of Cannell Capital LLC, Angelo Gordon & Co., L.P., Harber Capital, LLC, Wolverine Flagship Fund Trading Limited and Oppenheimer & Co. Inc. are consummated on terms approved by, and in accordance with Exchange Documents that are in form and substance satisfactory to, the Required Lenders.”

““Special Provision Effective Date” means March 31, 2014.”

““Special Tax Event” has the meaning specified in the definition of “Excluded Taxes.”

““Third Letter Agreement” has the meaning specified in the definition of “2014 Amendment Effective Date.”

““Treaty” has the meaning specified in the definition of “Treaty State.”

““Treaty Lender” means a Lender which:

(a) is treated as a resident of a Treaty State for the purposes of the Treaty and is eligible for the benefits of the Treaty, including, without limitation, the “Interest” provision thereof;

(b) does not carry on a business in Singapore through a permanent establishment with which that Lender's participation in the Loan is effectively connected; and

(c) is the beneficial owner of payments made by the Singapore Borrower for purposes of the Treaty.”

““Treaty State” means a jurisdiction having a double taxation agreement (a "Treaty") with Singapore which makes provision for certain full or partial exemptions from tax imposed by Singapore on interest.”

1.2            Exchange Offer. Clauses (ii) and (iii) of Section 2.01(b) of the Credit Agreement are hereby deleted and replaced with the following new clauses (ii), (iii) and (iv):

“(ii)          Following the Restructuring Closing Date, but not later than February 21, 2014 (or such later date as approved by the Required Lenders in their sole discretion), the Company will offer each of the holders of the Permitted Convertible Notes (the “Remaining Convertible Senior Notes”) an option (pursuant to documentation in form and substance satisfactory to the Required Lenders (such separate documentation entered into with each such holder, the “Exchange Documents”)) to surrender its Permitted Convertible Notes to the Convertible Notes Trustee for cancellation, in exchange for the automatic conversion of the Indebtedness outstanding on such Permitted Convertible Notes (without any need for further funding) into (x) Term B Loans in a principal amount to be approved by the Required Lenders, which Term B Loans shall be governed by this Agreement and for all purposes deemed Loans made to the Singapore Borrower hereunder (as part of a Borrowing made on such applicable exchange and conversion date), (y) such number of shares of Common Stock of the Company for each $1,000 of Permitted Convertible Notes so surrendered as shall be approved by the Required Lenders and/or (z) cash, in each case as shall be set forth in the applicable Exchange Documents.

(iii)           The effectiveness of any of the transactions described in clause (ii) above with any of the holders of the Remaining Convertible Senior Notes under the relevant Exchange Documents shall be conditioned upon the Required Lenders having received evidence (including, without limitation, legal opinions from appropriate counsel) in form and substance satisfactory to them that:

(a) the procedures to permit the giving of financial assistance by the Singapore Borrower and any of the Company’s other applicable Subsidiaries incorporated, organized or established under the laws of Singapore (or any other applicable Subsidiary) under Section 76 of the Companies Act, Chapter 50 of Singapore have been duly complied with and completed by the Singapore Borrower and such other Subsidiaries in connection with the transactions contemplated by the relevant Exchange Documents; and

(b) notwithstanding, and after giving effect to, the effectiveness of the transactions contemplated pursuant to any and all of the Exchange Documents and the extension (whether deemed or actual) of new Term B Loans pursuant to this Section 2.01(b), (x) the obligations under each of the Loan Documents to which any Borrower and the other Loan Parties are a party shall not be impaired, and each of the Guarantee Agreement, the Security Documents and the other Loan Documents to which any Borrower and the other Loan Parties are a party is, and shall continue to be, in full force and effect on a continuous basis and ratified and confirmed in all respects, and (y) each of the Guarantee Agreement, the Security Documents and the other Loan Documents to which any Borrower and the other Loan Parties are a party and all of the Collateral described therein do, and shall continue to, guaranty and secure on a continuous basis the complete payment and performance when due of all of the Secured Obligations (including without limitation the obligations under said new Term B Loans).

(iv)           Concurrently with, and as a condition to the effectiveness of, the consummation of any transaction described in clause (ii) above with any of the holders of the Remaining Convertible Senior Notes under the relevant Exchange Documents, the Company and the Singapore Borrower shall provide the Administrative Agent with a “Notice Regarding the Issuance of Term B Loans,” substantially in the form attached hereto as Exhibit E, countersigned by the Required Lenders (it being understood that the Required Lenders shall not be under any obligation to execute such Notice).”

1.3            Interest, Taxes, Yield Protection.

1.3.1           PIK Interest. Clauses (a) and (b) of Section 2.08 of the Credit Agreement are hereby deleted and replaced with the following new clauses (a) and (b):

“(a)          Subject to the provisions of subsection (c) below, (i) the Term A Loans shall bear interest on the outstanding principal amount thereof at a rate per annum equal to12.0% per annum and (ii) the Term B Loans shall bear interest on the outstanding principal amount thereof at a rate per annum equal to10.0% per annum. Notwithstanding anything in this Agreement to the contrary, any interest accrued and payable on the Term A Loans or on the Term B Loans for the period from the Restructuring Closing Date to but excluding the date that is the third anniversary thereof (such date, the “Third Anniversary Date”) may, at the Company’s election, be paid in cash or “paid in kind,” with the amount of such interest (to the extent “paid in kind”) being added to the outstanding principal amount of the applicable Term Loan on the applicable Interest Payment Date; provided that the Company cannot elect (pursuant to the foregoing sentence) to pay any interest on the Term B Loans in cash, in the event that there remains outstanding any PIK Interest on the Term A Loans; provided further, that solely for periods after (but not including) the Special Provision Effective Date but subject to the next sentence, to the extent that any PIK Interest is subject to withholding taxes that are Excluded Taxes when “paid-in-kind,” only the net amount of such PIK Interest, payable with respect to any period after the Special Provision Effective Date, shall be capitalized and added to the outstanding principal amount of the applicable Term Loan on the applicable Interest Payment Date (for the avoidance of doubt, if there is 10 of PIK Interest and 1.5 of applicable withholding tax, only 8.5 of PIK Interest will be capitalized hereunder). If a Special Tax Event occurs after the Special Provision Effective Date and the Required Lenders (or the Adminstrative Agent on their behalf) given notice to the Borrower, the last proviso in the previous sentence shall be amended accordingly in order to reflect accurately the requirements set forth in, and to accord the applicable Lenders the benefit of, Section 3.01. Any paid-in-kind interest (“PIK Interest”) shall be deemed paid on such Interest Payment Date, and the principal amount of the applicable Term Loans as so increased shall be deemed “Term Loans” hereunder and under the other Loan Documents for all purposes and shall thereafter accrue interest in accordance with the terms of this Agreement. All references herein to a “Term Loan” or “Term Loans”, to “principal” or the “principal amount” of any Term Loan or Term Loans and other terms of like import shall include PIK Interest that has been added to the outstanding principal of such Loans. For the avoidance of any doubt, from the Third Anniversary Date to (and including) the date on which all of the Term Loans are paid in full, any interest accrued and payable on any of the Term Loans shall be paid in cash, in Dollars, on the applicable Interest Payment Date; provided, that on any such Interest Payment Date, no interest shall be paid on any Term B Loan until all accrued interest due on such date on the Term A Loans has been paid in full (it being understood that any failure to pay any such interest on any of the Term Loans on such applicable Interest Payment Date shall constitute an Event of Default pursuant to Section 8.01(a)(ii) (after giving effect to any applicable grace periods)).

(b)            Notification of Administrative Agent. No later than [three] Business days prior to each Interest Payment Date (and without limiting the Agent’s rights and duties pursuant to Section 2.10) , the Company or the Singapore Borrower shall provide a schedule to the Administrative Agent (such schedule, or portion thereof, to be available to each Lender for inspection upon request) that includes the following information with respect to such Interest Payment Date: (i) whether it has elected to pay interest in cash or interest in kind pursuant to Section 2.08(a); and (ii) with respect to each Lender, (A) whether such Lender is a Treaty Lender or is not a Treaty Lender (based on information received pursuant to Section 3.01(g)), (B) the amount of interest in cash or PIK Interest payable to such Lender, (C) the amount of withholding tax (if any) applicable to such Lender, and (D) in the case of PIK Interest, the total PIK Interest (net of any withholding tax) to be capitalized as of such Interest Payment Date and added to the principal of such Lender’s Term A Loans and/or Term B Loans.”

1.3.2           Additional Amounts Payable.

1.3.2.1            The heading for Section 2.09 of the Credit Agreement is hereby amended in its entirety to read “Fees and Additional Amounts Payable.”

1.3.2.2            Section 2.09 of the Credit Agreement is hereby amended by adding thereto, immediately after the existing clause (a), the following new clause (b):

“(b)            Additional Payment Amount. On each Interest Payment Date following the Special Provision Effective Date, the Borrower shall pay in cash to each Lender holding Term A Loans or Term B Loans an additional amount equal to the excess of (x) (I) the aggregate amount of interest (in cash or “paid in kind”) payable to such Lender on account of all Term Loans held by such Lender on such Interest Payment Date (such amount in this clause (x)(I) on such Interest Payment Date, the “Applicable Aggregate Interest Amount”) divided by (II) (a) one minus (b) the Additional Cash Rate (expressed as a decimal) in effect; over (y) the Applicable Aggregate Interest Amount at such time.”

1.3.3           Taxes.

1.3.3.1            The final paragraph of Section 3.01(e) of the Credit Agreement is hereby deleted and replaced with the following two new paragraphs:

“Without limiting the obligations of the Lenders set forth above regarding delivery of certain forms and documents to establish each Lender’s status for U.S. withholding tax purposes, if reasonably requested by the Company or the Agent, each Lender agrees promptly to deliver, to the extent that such Lender is reasonably able to do so under applicable Law, to the Company or such Agent such other documents and forms required by any relevant taxing authorities under the Laws of any non-U.S. jurisdiction, duly executed and completed by such Lender, as may permit any payments to be made to such Lender by the Borrowers pursuant to this Agreement or otherwise, to be made without (or at a reduced rate of ) applicable withholding taxes imposed under the Laws of such non-U.S. jurisdiction, and to establish such Lender’s status for withholding tax purposes in such other jurisdiction. Each Lender shall, to the extent that such Lender is reasonably able to do so under applicable Law, promptly (i) notify the Administrative Agent of any change in circumstances which would modify or render invalid any available claimed exemption or reduction described in the preceding sentence and (ii) take such steps as shall not be materially disadvantageous to it, in the sole judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any such non-U.S. jurisdiction that any Borrower make any deduction or withholding for taxes from amounts payable to such Lender; provided, however, that the obligations in clause (ii) shall not apply in respect of non-U.S. withholding or similar Taxes required to be deducted or paid, under applicable Law in effect on the Restructuring Closing Date, the 2014 Amendment Effective Date or the Special Provision Effective Date, on or with respect to amounts payable (including any “paid-in-kind” interest) to a Lender that is a Lender on the Restructuring Closing Date, the 2014 Amendment Effective Date or the Special Provision Effective Date. Additionally, if reasonably requested by any Lender or the Agent, each of the Loan Parties shall, solely at the cost of the requesting Lender, (x) promptly deliver to such Lender (with a copy to the Administrative Agent) or such Agent such documents and forms required by any relevant taxing authorities under the Laws of any jurisdiction, duly executed and completed by such Borrower to the extent applicable to such Loan Party, as are required to be furnished by such Lender or Agent under such Laws in connection with any payment by the Agent or any Lender of Taxes or Other Taxes, or otherwise in connection with the Loan Documents, with respect to such jurisdiction and (y) take any other such action that may mitigate or avoid withholding Taxes imposed on payments to a Lender by an Loan Party under the laws of any non-U.S. jurisdiction.

If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their respective obligations under FATCA and to determine whether payments to such Lender or the Administrative Agent are subject to withholding tax under FATCA. Solely for purposes of this paragraph, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.”

1.3.3.2            Section 3.01 of the Credit Agreement is hereby amended by adding thereto, immediately after the existing clause (f), the following new clause (g):

“(g)          Lender Status Confirmation

(i)        Each Lender which becomes a party to this Agreement shall indicate and inform the Singapore Borrower and the Administrative Agent, in a transfer certificate or assignment agreement or by way of attachment to the Lender Joinder Agreement which it executes on becoming a party whether it is a Treaty Lender or is not a Treaty Lender.

(ii)       If a Lender fails to indicate its status in accordance with Section 3.01(g)(i) or otherwise inform the Singapore Borrower and Administrative Agent that it is a Treaty Lender, then such Lender shall be treated for the purposes of this Agreement (including by the Singapore Borrower and Administrative Agent) as if it is not a Treaty Lender until such time as it notifies the Singapore Borrower and the Administrative Agent of its status (such notification to be deemed conclusive absent manifest error). For the avoidance of doubt, a transfer certificate or assignment agreement or Lender Joinder Agreement shall not be invalidated by any failure of a Lender to comply with this Section 3.01(g).

(iii)      A Treaty Lender shall promptly notify the Singapore Borrower and the Administrative Agent if its status as a Treaty Lender changes such that the Lender is no longer a Treaty Lender for purposes of this Agreement.

(iv)     Each Treaty Lender, the Singapore Borrower, and the Administrative Agent shall co-operate in completing any procedural formalities (including the delivery by the Lender of any tax forms or other documents to the Singapore Borrower, including a certificate of residency no later than March 1 of the year following any year in which interest is paid or payable (including any "paid-in-kind" interest) hereunder) necessary for the Singapore Borrower to obtain authorization to make payments of interest (including any "paid-in-kind" interest) hereunder without deduction for withholding Taxes, in a manner reasonably satisfactory to the Singapore Borrower. To the extent reasonably practicable, each Treaty Lender shall provide such tax forms or documents, including a valid certificate of residency, establishing its treaty eligibility to the Singapore Borrower (A) before the first applicable Interest Payment Date after it becomes a Lender hereunder (or has executed a Lender Joinder Agreement), and (B) if any such tax form, document, or certificate of residency has expired, as soon as reasonably practicable after expiration thereof.

(v)      If a Lender claims to be a Treaty Lender pursuant to this Section 3.01(g), and fails to comply with any procedural requirements necessary to establish that it is eligible to receive payments of interest (including any "paid-in-kind" interest) from the Singapore Borrower without withholding (or at a reduced rate of withholding) for Singapore withholding taxes, the Singapore Borrower shall be entitled to set-off future interest and principal payments (including any "paid-in-kind" interest) with respect to such Lender to recover any withholding Taxes the Singapore Borrower should have withheld but did not withhold in reliance on the claim of the Lender that it was a Treaty Lender eligible for the benefits of an applicable Treaty, including, without limitation, the "Interest" provision thereof, and would comply with applicable procedural requirements.”

1.3.3.3            Mitigation Obligations; Replacement of Lender. Section 3.06(a) of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following new sentence:

“Notwithstanding any of the foregoing provisions of this Section 3.06, this Section 3.06 shall not apply with respect to gross-up payments required to be made pursuant to Section 3.01 in respect of non-U.S. withholding or similar Taxes required to be deducted or paid, under applicable Law in effect on the Restructuring Closing Date and/or the 2014 Amendment Effective Date or Special Provision Effective Date, on or with respect to amounts payable (including any “paid-in-kind” interest) to a Lender that is a Lender on the Restructuring Closing Date and/or the 2014 Amendment Effective Date or Special Provision Effective Date, as applicable.”

1.3.3.4            Representations and Warranties / Representations as to Foreign Loan Parties. Section 5.20 of the Credit Agreement is hereby amended by deleting clause (d) thereof and replacing it with the following new clause (d):

“(d)          Under applicable Law in effect on the Restructuring Closing Date or the 2014 Amendment Effective Date or the Special Provision Effective Date, as applicable, other than Singapore withholding Taxes, no non-U.S withholding or similar Taxes will be required to be paid, withheld or deducted on or with respect to any amounts payable (of principal, interest (whether paid in cash or “paid-in-kind”), or otherwise) to the Lenders under any Loan Document.”

1.3.3.5            Successors and Assigns / Participations. Section 10.06 of the Credit Agreement is hereby amended by adding thereto at the end of clause (d) thereof the following new paragraph:

“In the event that (i) a Lender enters into a sub-participation or a derivative transaction with a person other than a Treaty Lender, and (ii) the Lender determines that, as a result of its sub-participation or derivative transaction, the Singapore Borrower is or will be required to withhold Taxes from a payment under this Agreement and remit such Taxes to any applicable taxable authority in Singapore (or any other relevant taxing authority of Singapore) (“IRAS”) on the basis that its sub-participant or derivative counterparty is the beneficial owner of that payment the Lender shall notify the Singapore Borrower and Administrative Agent no later than 5 Business Days after the date of such sub-participation or derivative transaction, provided that the obligation to notify shall be deemed to have been satisfied if it has requested or sought the consent of the Singapore Borrower in respect thereof of the participation or derivative. If, as a result of failure to notify by the Lender of its sub-participation or derivative transaction, the Singapore Borrower is required to withhold Taxes from a payment under this Agreement and remit such Taxes to the IRAS on the basis that its sub-participant or derivative counterparty is the beneficial owner of that payment, then the Lender shall indemnify the Singapore Borrower for any such Taxes imposed by IRAS as a result of the Singapore Borrower failing to withhold any such amounts in respect of that sub-participation or derivative transaction. The obligation to indemnify in the preceding sentence shall apply only to the extent that, as at the date of the sub-participation or derivative transaction in question, the Singapore Borrower was or would have been required to withhold Taxes to the IRAS (and to the extent of such withholding which would have been required).”

1.3.3.6            Replacement of Lenders. Section 10.13 of the Credit Agreement is hereby amended by replacing (i) the first occurrence of the phrase “Restructuring Closing Date” with the following phrase: “Restructuring Closing Date and/or the 2014 Amendment Effective Date or Special Provision Effective Date, as applicable” and (ii) the second occurrence of the phrase “Restructuring Closing Date” with the following phrase: “Restructuring Closing Date or the 2014 Amendment Effective Date or Special Provision Effective Date, as applicable”.

1.4            Consolidating Financial Statements. Section 6.01 of the Credit Agreement is hereby amended by adding thereto at the end thereof the following new paragraph immediately after the existing clause (d):

“Notwithstanding the foregoing, any requirement under Sections 6.01(a) and (b) above to deliver consolidating financial statements to the Administrative Agent and each Lender shall be conditioned upon the Company’s receipt of an advance written request therefor by the Administrative Agent and/or the Required Lenders.”

1.5            Post-Amendment Deliverables and Payables. Article VI of the Credit Agreement is hereby amended by adding thereto new Sections 6.19 and 6.20, immediately after the existing Section 6.18, as follows:

“6.19        Post-Amendment Deliverables. As promptly as practicable, and in any event within 90 days after the 2014 Amendment Effective Date (or such longer period as may be approved by the Required Lenders in their sole discretion), deliver all documents, agreements, opinions, instruments or other deliverables set forth in Schedule 6.19 hereto, in each case, in form and substance reasonably satisfactory to the Required Lenders; provided, that without limiting the effect of any applicable provision hereunder or under any other Loan Document (including, without limitation, Section 8.01 hereof), upon the failure to satisfy any of the obligations of this Section 6.19 within the specified time frames set forth herein, the Singapore Borrower will be required to immediately pay the Lenders a fee (the “2014 Post-Closing Fee”) in an amount equal to $500,000 (or such lesser amount to the extent approved by the Required Lenders in their sole discretion), which amount shall be distributed (as a fee, and not as any prepayment or repayment of any portion of the Loans) among the Lenders on a pro rata basis in accordance with such Lenders’ relative share of all Loans outstanding hereunder; provided, further, that, to the extent the Company or the Singapore Borrower request the Required Lenders’ approval to extend the deadline set forth in this Section 6.19 for the delivery of the deliverables described in Schedule 6.19, the Company and the Singapore Borrower agree, upon the request of the Required Lenders (in their sole discretion) at any time thereafter, to immediately deposit an amount equal to $500,000 (or such lesser amount to the extent approved by the Required Lenders in their sole discretion) for the benefit of the Lenders into one of the Company’s or the Singapore Borrower’s deposit accounts or securities accounts (subject to a control agreement reasonably acceptable to the Required Lenders), which amount shall be used to satisfy the Singapore Borrower’s obligation to pay the 2014 Post-Closing Fee to the extent required hereunder.

6.20          Post-Amendment Payables. As promptly as practicable, and in any event within 90 days after the 2014 Amendment Effective Date (or such longer period as may be approved by the Required Lenders in their sole discretion), pay all amounts and fees required to be paid pursuant to the Funds Schedule.”

1.6            Financial Covenants. Upon the consummation of the Anticipated Note Exchanges (as defined in Section 2.1.2 below), clauses (a), (b) and (c) of Section 7.11 of the Credit Agreement shall be deleted and replaced with the following new clauses (a) and (b):

“(a) Maximum Secured Leverage Ratio. Permit the Secured Leverage Ratio, as of the last day of any Test Period set forth in the table below, to exceed the ratio set forth opposite such Test Period end date in the table below:

Test Period End Date	Secured Leverage Ratio
December 31, 2012	11.00 to 1.00
March 31, 2013	11.00 to 1.00
June 30, 2013	11.00 to 1.00
September 30, 2013	11.00 to 1.00
December 31, 2013	11.00 to 1.00
March 31, 2014	11.00 to 1.00
June 30, 2014	11.00 to 1.00
September 30, 2014	11.00 to 1.00
December 31, 2014	11.00 to 1.00
March 31, 2015	9.50 to 1.00
June 30, 2015	9.50 to 1.00
September 30, 2015	9.50 to 1.00
December 31, 2015	9.50 to 1.00
March 31, 2016	8.00 to 1.00
June 30, 2016	8.00 to 1.00
September 30, 2016	8.00 to 1.00
December 31, 2016	8.00 to 1.00
March 31, 2017	5.00 to 1.00
June 30, 2017	5.00 to 1.00
September 30, 2017	5.00 to 1.00
December 31, 2017	5.00 to 1.00

(b) Total Net Debt Leverage Ratio. Permit the Total Net Debt Leverage Ratio, as of the last day of any Test Period set forth in the table below, to exceed the ratio set forth opposite such Test Period end date in the table below:

Test Period End Date	Total Net Debt Leverage Ratio
December 31, 2012	11.00 to 1.00
March 31, 2013	11.00 to 1.00
June 30, 2013	11.00 to 1.00
September 30, 2013	11.00 to 1.00
December 31, 2013	11.00 to 1.00

1.7            Agent Duty to Disclose. Article IX of the Credit Agreement is hereby amended by adding at the end thereof, immediately following Section 9.11 of the Credit Agreement, the following new Section 9.12:

“9.12        Agent Duty to Disclose. Notwithstanding anything to the contrary herein, the Administrative Agent agrees to promptly (but in any event within 2 Business Days from the date of the receipt of the communications or other deliverables specified below) provide (a) each Lender that is a Lender as of the Note Exchange Effective Date (unless such Lender assigns any portion of its rights and obligations under this Agreement to an Eligible Assignee (other than to an Affiliate of such Lender or an Approved Fund thereof)) and (b) each Lender that otherwise holds, together with its Affiliates, Term Loans representing more than 25% of the aggregate principal balance of all Term Loans outstanding at such time, in each case, with copies of, or disclosure regarding, all written notices, reports, communications or other deliverables delivered to (or received by) it in its capacity as the Administrative Agent under or in connection with the Loan Documents.”

1.8            Amendments to Loan Documents.

1.8.1           Clauses (ii) and (iii) of Section 10.01 of the Credit Agreement are hereby deleted and replaced with the following new clauses (ii) and (iii):

“(ii)          postpone the scheduled date of maturity of any Loan or any date fixed by this Agreement or any other Loan Document for any payment of any interest, fees (other than the 2014 Post-Closing Fee) or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document, or waive or excuse any such payment or reimbursement (other than the payment of (a) any portion of interest incurred pursuant to Section 2.08(c) or (b) any portion of the 2014 Post-Closing Fee), without the written consent of each Lender directly affected thereby;

(iii)            reduce the principal amount of, or the rate of interest specified herein (other than any increase in such rate of interest pursuant to Section 2.08(c)) on, any Loan, or any fees (other than the 2014 Post-Closing Fee) or other amounts (other than principal, interest or fees) payable hereunder or under any other Loan Document (other than amounts payable pursuant to Section 2.09(b)), in each case without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate,” “2014 Post-Closing Fee” and/or, following the occurrence of a Special Tax Event, the definition of “Additional Cash Rate”;”

1.9            Schedule 6.19. The Schedule attached hereto and identified as “Schedule 6.19” shall be attached to the Credit Agreement as Schedule 6.19 thereto and made an integral part thereof.

1.10          Exhibit E. The Exhibit attached hereto and identified as “Exhibit E Notice Regarding the Issuance of Term B Loans” shall be attached to the Credit Agreement as Exhibit E thereto and made an integral part thereof.

2.            Waiver of Defaults and Forbearance.

2.1            Waivers. The Lenders hereby waive:

2.1.1            (i) all Events of Default resulting from the failure by the Loan Parties, prior to the Effective Date, to deliver the certificates, forecasts, reports, projections and other documents (the “Outstanding Deliverables”) required to be delivered pursuant to Sections 6.02(a), 6.01(c), 6.01(d), 6.02(h), 6.02(i), 6.02(j) and 6.15(c) of the Credit Agreement; provided, that all Outstanding Deliverables that would have been required (under the Credit Agreement) to be delivered most recently prior to the Effective Date are delivered to the Administrative Agent and the Lenders, in form and substance satisfactory to the Required Lenders, on or prior to the Effective Date; it being further understood, for the avoidance doubt, and each of the Company, Singapore Borrower and all other Loan Parties hereby agrees, that such provisions of the Credit Agreement shall remain in full force and effect and binding on all of the Loan Parties on and following the Effective Date, and all Outstanding Deliverables thereunder shall continue to be required to be delivered by the applicable Loan Parties at such times, and in accordance with the terms, set forth in the Credit Agreement;

2.1.2            all Events of Default (i) resulting from the failure by the Company, prior to the Effective Date, to effect the note exchange offer relating to the Remaining Convertible Senior Notes described in Section 2.01(b)(ii) of the Credit Agreement (prior to the amendment of such Section pursuant to this Third Letter Agreement) by June 30, 2013 and (ii) that may result from the failure by the Company, following the Effective Date, to comply with the requirements of Section 7.15(b)(iii) of the Credit Agreement in connection with the Anticipated Note Exchanges; provided, that, in the case of each of the foregoing clauses (i) and (ii), the note exchange transactions described in Section 2.01(b)(ii) of the Credit Agreement (as amended by this Third Letter Agreement) with each of Cannell Capital LLC, Angelo Gordon & Co., L.P., Harber Capital, LLC, Wolverine Flagship Fund Trading Limited and Oppenheimer & Co. Inc. (collectively, on terms approved by and previously disclosed to the Required Lenders, the “Anticipated Note Exchanges”) are consummated not later than one (1) Business Day after the Effective Date on terms approved by, and in accordance with Exchange Documents that are in form and substance satisfactory to, the Required Lenders;

2.1.3            all Events of Default resulting from the Company’s, and its Subsidiaries’, failure, prior to the Effective Date, to (i) deliver an officer’s certificate of Pulse Electronics Korea YH, and a related opinion of foreign counsel, as required by Section 6.18 of, and as described in Schedule 6.18 to, the Credit Agreement, and (ii) deliver all documents, financing statements, agreements and instruments, and take all other actions, that in each case are required pursuant to Section 6.16 of the Credit Agreement in order for the Collateral and Guarantee Requirement to be satisfied with respect to Pulse Electronics Korea YH (collectively, the “Pulse Korea Deliverables”); provided, that, at any time the aggregate book value of all of the assets owned by Pulse Electronics Korea YH equals or exceeds $1,100,000 (based on the Dollar to Won exchange rate as of the Effective Date), the Administrative Agent or the Required Lenders may request that the Company and its Subsidiaries take all action necessary or appropriate to satisfy the requirements of Sections 6.16 and 6.18 with respect to the Pulse Korea Deliverables; it being understood that as of the Effective Date, pursuant to the Funds Schedule (as defined above), the Administrative Agent will take all such reasonable action as is necessary to approve the wiring to the Company of the amount on deposit in account number [    ], which the Company maintains with Citibank, N.A. (and which account is subject to a Blocked Account Control Agreement, dated as of February 26, 2013, among the Administrative Agent, the Company and Citibank, N.A.); it being further understood, that such waiver shall not limit any right of the Administrative Agent and/or the Required Lenders set forth in the Credit Agreement or any other Loan Documents to make any and all requests from time to time to cause the Collateral and Guarantee Requirement to be and remain satisfied at all times;

2.1.4            all Events of Default resulting from the Company’s, and its Subsidiaries’, failure to deliver, prior to the Effective Date, all documents, financing statements, agreements and instruments, and take all other actions, that in each case are required pursuant to Section 6.16 of the Credit Agreement in order for the Collateral and Guarantee Requirement to be satisfied with respect to Pulse Tunisia SARL; it being understood, that such waiver shall not limit any right of the Administrative Agent and/or the Required Lenders set forth in the Credit Agreement or any other Loan Documents to make any and all requests from time to time to cause the Collateral and Guarantee Requirement to be and remain satisfied at all times;

2.1.5            all Events of Default that may result from the Company’s failure to comply with Section 7.15(b) of the Credit Agreement in connection with the repurchase of any Remaining Convertible Senior Notes (but solely to the extent properly tendered for repurchase by the applicable holder thereof in accordance with the terms of Article 3 of the Convertible Notes Indenture) after the consummation of the Anticipated Note Exchanges, it being understood that in no event shall the Company so repurchase Remaining Convertible Senior Notes in an aggregate principal amount in excess of $1,570,000.

2.2            Litigations.

2.2.1            Subject to the provisos set forth in this Section 2.2.1, the Lenders hereby agree to waive any Default or Event of Default under (i) Section 7.01(f) of the Credit Agreement, resulting solely from the posting by the Company of an appeals bond in the amount of $1,600,000 in connection with the Halo Appeal, and (ii) Section 8.01(h) of the Credit Agreement, resulting solely from the Litigations (as defined below) (such Defaults or Events of Default, the “Specified Litigation Defaults”); provided that (x) in connection with the Halo Matter (as defined below) any such Default or Event of Default will only be a Specified Litigation Default if the Company continues to actively pursue its appeal (the “Halo Appeal”) of the Halo Matter with the United States Court of Appeals for the Federal Circuit and (y) in connection with the Turkish Matter (as defined below) any such Default or Event of Default will only be a Specified Litigation Default if the only entities that have exposure in this litigation are Pulse Elektronik Sanayi Ve Ticaret Limited Sirketi (the “Turkish Subsidiary”) and/or Pulse Italy S.R.L.; provided further that such waiver shall automatically, and without action, notice, demand or any other occurrence, expire, and such Defaults or Events of Default shall be automatically reinstated, on and as of the occurrence of any of the following events: (a) the occurrence of any Default or Event of Default not constituting a Specified Litigation Default, (b) enforcement proceedings shall have been commenced by any party upon the judgments or other rulings underlying any of the Litigations (other than any such enforcement proceedings commenced solely against the Turkish Subsidiary and/or Pulse Italy S.R.L. in respect of the Turkish Matter), (c) a judgment, decree, order, ruling or other determination is entered or made against the Company or any of its Subsidiaries by any court or other Governmental Authority in connection with any of the Litigations, which the Administrative Agent or Required Lenders reasonably deem to be adverse to the interests of the Lenders or the Company or any of the Company’s Subsidiaries, or (d) the entry into an agreement with regard to any settlement (or compromise) of any kind whatsoever with respect to any of the Litigations by the Company, the Turkish Subsidiary or any of the Company’s other Subsidiaries without the Administrative Agent’s or the Required Lenders’ prior written consent.

2.2.2            The Company (on behalf of itself, the Turkish Subsidiary and all of the Company’s other Subsidiaries) agrees that without the Administrative Agent’s or the Required Lenders’ prior written consent neither the Company, nor the Turkish Subsidiary nor any of the Company’s other Subsidiaries shall enter into any agreement with regard to any settlement (or compromise) of any kind whatsoever with respect to any of the Litigations.

2.2.3            The term (a) “Halo Matter” refers to Halo Electronics, Inc. v. Pulse Electronics, Inc. and Pulse Electronics Corp., Case No. 2:07-cv-00331 (D. Nevada 2007), in which the jury found that the Company infringed three patents, specifically U.S. Patent Numbers 6,344,785, 6,297,720, and 5,656,985, of Halo Electronics, Inc. (“Halo”) and awarded Halo approximately $2,000,000 against the Company; (b) “Turkish Matter” refers to the Turkish legal matter referenced in Note 10 to the Company’s audited Consolidated Financial Statements as of December 28, 2012; and (c) “Litigations” refers, collectively, to the Halo Matter and the Turkish Matter, and “Litigation” refers to any one of them, as the context may require.

3.            Affirmations and Covenants. For the benefit of the Administrative Agent and the Lenders, each of the Singapore Borrower, as borrower and as a “Grantor,” “Pledgor” or “Chargor” under the Security Documents, the Company and each other Loan Party as a “Guarantor”, “Grantor,” “Pledgor” or “Chargor” under the Guarantee Agreement and/or the Security Documents (in its capacity as a “Grantor,” “Pledgor” or “Chargor” under the Security Documents, Singapore Borrower and each Guarantor is referred to in this Section 3 as a “Grantor”), hereby affirms it has read this Third Letter Agreement and consents to the terms thereof, and further affirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of the Guarantee Agreement, each of the Security Documents and the other Loan Documents to which it is party, and hereby confirms, covenants and agrees that notwithstanding, and after giving effect to, the effectiveness of this Third Letter Agreement, the amendments to the Credit Agreement effected hereunder, the transactions contemplated pursuant to any and all Exchange Documents and the extension (whether deemed or actual) of new Term B Loans (the “New Term B Loans”) pursuant to Section 2.01(b) of the Credit Agreement, as amended hereby (in each case on or after the date hereof), (i) the obligations under each of the Loan Documents to which it is a party shall not be impaired, and each of the Guarantee Agreement, the Security Documents and the other Loan Documents to which it is a party is, and shall continue to be, in full force and effect on a continuous basis and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness hereof, each reference in the Guarantee Agreement, in the Security Documents and in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Third Letter Agreement, and (ii) each of the Guarantee Agreement, the Security Documents and the other Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, guaranty and secure on a continuous basis the complete payment and performance when due of all of the Secured Obligations (including without limitation the obligations under the New Term B Loans).

4.            Conditions to Effectiveness. This Third Letter Agreement shall become effective upon the first date on which the following conditions have been satisfied or waived (the “Effective Date”): (a) the Administrative Agent shall have received this Third Letter Agreement, executed and delivered by the duly authorized officers of Company, Singapore Borrower, each of the other Loan Parties and the Lenders, (b) the Administrative Agent shall have received legal opinions, resolutions and other closing certificates from the appropriate counsel to the Loan Parties organized in Singapore, Hong Kong, Germany, Finland and any State of the United States, all of which shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders, (c) the procedures to permit the giving of financial assistance by the Singapore Borrower and any of the Company’s other applicable Subsidiaries incorporated, organized or established under the laws of Singapore (or any other applicable Subsidiary) under Section 76 of the Companies Act, Chapter 50 of Singapore have been duly complied with and completed by the Singapore Borrower and such other Subsidiaries in connection with the execution of this Third Letter Agreement, (d) the delivery to the Administrative Agent and Lenders of (x) final Exchange Documents relating to the Anticipated Note Exchanges and (y) evidence of delivery of appropriate disclosure to the applicable parties to the Anticipated Note Exchanges of all material facts known to the Company, in the case of each of the foregoing clauses (x) and (y), in form and substance satisfactory to the Required Lenders, (e) such portion of the Lenders’ Agreed Costs (as defined in Section 7 below) that the Company and the Lenders party hereto have agreed the Company will pay on or prior to the Effective Date shall have been paid, and (f) the Administrative Agent and the existing Lenders shall have been paid or reimbursed for such portion of fees and out-of-pocket costs and expenses (including legal and other professional fees) incurred by the Administrative Agent and the Lenders on or prior to the “Effective Date” (in connection with the Credit Agreement, this Third Letter Agreement and any other Loan Documents for which invoices have been presented to the Company or Singapore Borrower not less than 2 Business Days prior to the Effective Date) that the Company, the Administrative Agent and the Lenders party hereto have agreed the Company will pay on or prior to the Effective Date.

5.            Amendment Payment. In consideration for the amendments, waivers and other agreements consented to by the Lenders herein, Company, Singapore Borrower and all other Loan Parties agree that, as of the Effective Date, an amount equal to (i) the product of (x) 1.5%, multiplied by (y) the aggregate principal amount of all Term Loans outstanding as of the Effective Date, will be paid in kind by Singapore Borrower and capitalized and added to the outstanding principal amount of all Term A Loans and Term B Loans held by the Lenders party hereto as of such date, on a pro rata basis among all such Term Loans then outstanding (the “PIK Amendment Payment”). For the avoidance of doubt, the parties hereto agree that the Lenders party hereto are entitled to the benefit of Section 3.01 of the Credit Agreement with respect to the PIK Amendment Payment, and any withholding taxes associated with the PIK Amendment Payment will be deemed “Indemnified Taxes.”

6.            Effect of Third Letter Agreement. Except as expressly set forth herein, the provisions of this Third Letter Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement (as amended by this Third Letter Agreement) or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement (as amended by this Third Letter Agreement) or any other provision of the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower, the other Loan Parties or any other person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement (as amended by this Third Letter Agreement) or any other Loan Document in similar or different circumstances.

7.            Payment of Expenses. The Singapore Borrower agrees to pay or reimburse (i) the Administrative Agent and the Lenders party hereto for any and all reasonable fees and out-of-pocket costs and expenses (including legal and other professional fees) incurred by the Administrative Agent and such Lenders in connection with this Third Letter Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby and (ii) any and all reasonable fees and out-of-pocket costs and expenses (including legal, consulting and other professional fees) incurred by the Lenders party hereto in connection with certain debt restructuring costs in such amount separately agreed between the Company, the Singapore Borrower and the Lenders party hereto (such fees, costs and expenses described in the foregoing clause (ii), the “Lenders’ Agreed Costs”).

8.            Representations and Warranties. The Company and Singapore Borrower represent and warrant to the Lenders that as of the Effective Date:

8.1            this Third Letter Agreement has been duly authorized, executed and delivered by the Company, Singapore Borrower and the other Loan Parties and constitutes the Company’s, Singapore Borrower’s and the other Loan Parties’ legal, valid and binding obligation, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

8.2            no Default or Event of Default has occurred and is continuing after giving effect to this Third Letter Agreement;

8.3            the representations and warranties made by any Loan Party in or pursuant to Article V of the Credit Agreement (as amended by this Third Letter Agreement) or in or pursuant to any other Loan Document are true and correct in all material respects on and as of the Effective Date as if made on such date, except to the extent that any such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date; and

8.4            no representation or warranty of any Loan Party contained in any Exchange Document relating to the Anticipated Note Exchanges or in any other documents, certificates or written statements furnished to the applicable parties to the Anticipated Note Exchanges by or on behalf of the Company or any of its Subsidiaries for use in connection with the transactions contemplated pursuant to the applicable Exchange Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made. There are no facts known (or which should upon the reasonable exercise of diligence be known) to the Company (other than matters of a general economic nature) that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect and that have not been disclosed in such applicable Exchange Documents or in such other documents, certificates and statements furnished to the applicable parties to the Anticipated Note Exchanges for use in connection with the transactions contemplated thereby.

9.            This Third Letter Agreement is designated by the parties hereto to constitute a Loan Document.

10.           This Third Letter Agreement may not be amended or any provision hereof waived or modified except by a writing signed by each of the parties hereto. The terms of this Third Letter Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

11.           THIS THIRD LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

12.           This Third Letter Agreement shall become effective only when signed by all of the parties hereto in the space provided below. Delivery of an executed signature page of this Third Letter Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Third Letter Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PULSE ELECTRONICS CORPORATION

By:		/s/ Michael C. Bond
	Name:	Michael C. Bond
	Title:	Senior Vice President & Chief Financial Officer

PULSE ELECTRONICS (SINGAPORE) PTE LTD

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

AGREED AND ACCEPTED:

CANTOR FITZGERALD SECURITIES

By:	/s/	James M. Bond
Name:		James M. Bond
Title:		Chief Operating Officer

AGREED AND ACCEPTED:

OCM PE HOLDINGS, L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Authorized Signatory

By:	/s/ Kaj Vazales
Name:	Kaj Vazales
Title:	Authorized Signatory

TECHNITROL SINGAPORE HOLDINGS PTE. LTD.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

MCS HOLDINGS, INC.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

TRC HOLDINGS, LLC

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Authorized Signatory

PULSE ELECTRONICS LIMITED

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

ELECTRO CORPORACION MEXICANA S.A.
DE C.V.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Special Agent

ELECTRO COMPONENTES MEXICANA S.A.
DE C.V.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Special Agent

AMI DODUCO FRANCE S.A.S.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Authorized Signatory

PULSE ITALY S.R.L.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Attorney-In-Fact

PULSE DENMARK APS

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

PULSE ELECTRONICS (EUROPE) LTD.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

PULSE S.A.R.L.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Authorized Signatory

PULSE ELECTRONICS KOREA YH

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Managing Director

PULSE CANADA LTD

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		President & Secretary

SUINING PULSE ELECTRONICS CO. LTD.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Authorized Signatory

SONION (SUZHOU II) CO. LTD.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Authorized Signatory

PULSE ELECTRONICS (SHENZHEN) CO. LTD.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

PULSE NEDERLAND B.V.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

MIANYANG PULSE ELECTRONICS CO., LTD.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Authorized Signatory

DONGGUAN PULSE ELECTRONICS CO., LTD.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Authorized Signatory

PULSE ELECTRONICS (SINGAPORE) PTE LTD

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

AMI DODUCO, INC.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		President

KRANTZ COMPUTER, INC.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		President

PULSE ELECTRONICS, INC.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Secretary & Treasurer

PULSE COMPONENTS LIMITED

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

CST ELECTRONICS COMPANY LIMITED

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

PULSE LK

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

PULSE MEMS APS

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Chief Executive Officer

PULSE HVT APS

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Chief Executive Officer

AMI DODUCO COMPONENTS B.V.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

ROBITUSS PTE LTD

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

BOOTHBAY PTE LTD

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

TNL SINGAPORE COMPONENTS HOLDINGS
PTE LTD

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

PULSE ELECTRONICS (SINGAPORE) PTE LTD

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

PULSE FINLAND OY

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

PULSE HONG KONG LIMITED

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

TECHNITROL DELAWARE, INC.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		President

PULSE (SUZHOU) WIRELESS PRODUCTS CO.,
LTD.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

PULSE ELECTRONICS GMBH

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

PULSE ELEKTRONİK SANAYİ VE TİCARET
LİMİTED ŞİRKETİ

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

PULSE TUNISIA SARL

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Manager

AMI DODUCO NEDERLAND B.V.

By:	/s/	Michael C. Bond
Name:		Michael C. Bond
Title:		Director

EXHIBIT E

NOTICE REGARDING THE ISSUANCE OF TERM B LOANS

To:
Cantor Fitzgerald Securities, as Administrative Agent
110 East 59th Street
New York, NY 10022
Attn: John W. Stelwagon, CFA

____________, 2014

Reference is made to that certain Credit Agreement, dated as of February 28, 2008 (as amended and restated as of February 19, 2009, as further amended and restated as of August 5, 2011, as further amended and restated as of March 9, 2012, as further amended and restated as of November 7, 2012, as further amended as of November 19, 2012, as further amended as of March 13, 2013, as further amended pursuant to such third letter agreement relating to certain amendments and waivers, dated as of February _, 2014, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Pulse Electronics Corporation (the “Company”), Pulse Electronics (Singapore) Pte Ltd (the “Singapore Borrower”), the lenders party thereto and Cantor Fitzgerald Securities, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

Pursuant to Section 2.01(b)(iv) of the Credit Agreement, each of the Company and Singapore Borrower hereby informs the Administrative Agent of the following:

13.          On ___________, 201_ (the “Exchange Date”), the Company, Singapore Borrower and ______________ (the “New Investor”) entered into the Exchange Documents attached hereto as Annex 1, the terms of which are in a form and substance satisfactory to the Required Lenders. The New Investor entered into the Lender Joinder Agreement attached hereto as Annex 2, the terms of which are in a form and substance satisfactory to the Required Lenders.

14.          Pursuant to the terms of said Exchange Documents and Section 2.01(b) of the Credit Agreement, certain of the New Investor’s Permitted Convertible Notes were converted into Term B Loans in a principal amount equal to $_________________. Such Term B Loans shall be governed by the Credit Agreement and for all purposes deemed Loans made to the Singapore Borrower thereunder (as part of a Borrowing made on and as of the Exchange Date), and the New Investor shall be deemed a “Term B Lender” under the Credit Agreement.

15.          Each of the Company and Singapore Borrower hereby represents and warrants, and the Required Lenders have received evidence in form and substance satisfactory to them, that the procedures to permit the giving of financial assistance by the Singapore Borrower and any of the Company’s other applicable Subsidiaries incorporated, organized or established under the laws of Singapore (or any other applicable Subsidiary) under Section 76 of the Companies Act, Chapter 50 of Singapore have been duly complied with and completed by the Singapore Borrower and such other Subsidiaries in connection with the transactions contemplated by the attached Exchange Documents.

16.          Each of the Company and Singapore Borrower hereby represents and warrants on its own behalf and on behalf of each of the other Loan Parties that notwithstanding, and after giving effect to, the transactions contemplated pursuant to the attached Exchange Documents and the resulting extension (whether deemed or actual) of new Term B Loans (the “New Term B Loans”) to the Singapore Borrower (i) the obligations under each of the Loan Documents to which it is a party shall not be impaired, and each of the Guarantee Agreement, the Security Documents and the other Loan Documents to which it is a party is, and shall continue to be, in full force and effect on a continuous basis and is hereby ratified and confirmed in all respects, and (ii) each of the Guarantee Agreement, the Security Documents and the other Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, guaranty and secure on a continuous basis the complete payment and performance when due of all of the Secured Obligations (including without limitation the obligations under the New Term B Loans).

17.          This notice shall not be effective until it has been countersigned by the Required Lenders.

Please reflect such New Investor’s Term B Loans (in the principal amount referenced in clause (2) above) in the Register.

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Very truly yours,

PULSE ELECTRONICS CORPORATION

By:
Name:
Title:

PULSE ELECTRONICS (SINGAPORE) PTE LTD

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED:

OCM PE HOLDINGS, L.P.

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:
Name:
Title:

By:
Name:
Title: